UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 7, 2021

Radian Group Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street, Philadelphia, Pennsylvania, 19102
(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On June 7, 2021, upon the recommendation of the Governance Committee of the board of directors (the “Board”) of  Radian Group Inc. (the “Company”), the Board increased the size of the Board to eleven directors and appointed Brian Montgomery, 64.  Mr. Montgomery is rejoining the Board following completion of his second tenure at the U.S. Department of Housing & Urban Development  (HUD), most recently serving as the Deputy Secretary of HUD. Prior to his most recent role as Deputy Secretary, Mr. Montgomery served as FHA Commissioner from 2005 to 2009 and from 2018 to 2020.

Mr. Montgomery is currently a partner of Gate House Strategies, LLC, a recently launched advisory firm focused on housing finance related compliance, as well as other areas of focus involving housing such as technology, strategy, and public housing.  From August 2009 until 2017, Mr. Montgomery served in various executive leadership roles with The Collingwood Group, LLC, a consulting firm, including serving as Vice Chairman. He previously served as a director of the Company from 2012 to 2017, stepping down upon his appointment to rejoin HUD as FHA Commissioner. Mr. Montgomery also serves as a director of Reverse Mortgage Investment Trust Inc., a real estate finance company that is focused on acquiring, originating, financing and managing home equity conversion mortgage loans, home equity conversion mortgage backed securities guaranteed by the Government National Mortgage Association and other real estate-related assets.

There is no arrangement or understanding between Mr. Montgomery and any other person pursuant to which he was appointed as director. Mr. Montgomery does not have any direct or indirect material interest in any transaction in which the Company is or will be a participant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: June 10, 2021	By:	/s/ Edward J. Hoffman
Edward J. Hoffman
General Counsel and Corporate Secretary